                                                                   EXHIBIT 10.10

                            AGREEMENT BY AND BETWEEN
                           ARENA PHARMACEUTICALS, INC.
                                       AND
                        FUJISAWA PHARMACEUTICAL CO., LTD.


                                TABLE OF CONTENTS


                                                                                 Page
                                                                                 ----

Article I.     Definitions                                                          1


Article II.    Preliminary Activities And Transfer Of Material And Data             6


Article III.   CART(TM) Activation Of Arena ************** Orphan Receptors         9

Article IV.    License and Screening With Fujisawa Activated Receptor
               Using Fujisawa Receptor Assay; Maintenance Fee; Exclusivity Fee     10

Article V.     Clinical Development Of CART Identified Compound                    12


Article VI.    Drug Product Revenue                                                14


Article VII.   Confidentiality                                                     16


Article VIII.  Patent Infringement And Enforcement                                 17


Article IX.    Representations And Warranties                                      17


Article X.     Indemnity                                                           18


Article XI.    Termination                                                         19


Article XII.   Relationship of the Parties                                         20


Article XIII.  Miscellaneous Provisions                                            20


Signature Blocks                                                                   23


Appendices                                                                A-1 and A-2


Exhibits                                                              Ex1 through Ex7

                                 --PLEASE NOTE--

Provisions Within This Agreement Are Deemed "CONFIDENTIAL" In Accordance With The Terms of Article VII.

         Reviewers are advised to confirm with their attorney as to any obligations and/or requirements regarding review of this Agreement


Confidential Treatment has been requested for the portions marked as ***.


                                   COVER PAGE

                                    AGREEMENT


        This Agreement ("Agreement") is effective as of January 24, 2000 ("Effective Date") by and between ARENA PHARMACEUTICALS, INC., having a place of business at 6166 Nancy Ridge Drive, San Diego, California, 92121 USA ("Arena"), and FUJISAWA PHARMACEUTICAL CO., LTD, having a place of business at 4-7, Doshomachi 3-Chome, Chuo-Ku, Osaka 541-8514, JAPAN ("Fujisawa").

        WHEREAS, Fujisawa is a pharmaceutical company dedicated to innovative research to discover drugs that satisfy unmet medical needs;

        WHEREAS, Arena is a biopharmaceutical organization focused on the discovery and development of innovative therapeutics;

        WHEREAS, Arena and Fujisawa each desire to enter into this Agreement on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Arena and Fujisawa hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

        Unless otherwise specifically provided herein, the following terms shall have the following meanings (all referenced statutes set forth in the following definitions are collectively appendixed to this Agreement as "APPENDIX A"):

"Affiliate" when used with reference to a specified person, any person or entity directly or indirectly controlling, controlled by or under common control with the specified person, means the direct or indirect ownership of at least 50% of the outstanding voting securities of an entity.

"Annual" means the period between January 1 and December 31, inclusive.

"Arena" means Arena and its Affiliates.

"Arena Activation Technology" means an Arena proprietary approach to identifying and selecting a region within a G Protein Coupled Receptor that, when altered, leads to constitutive activation of the altered receptor.

"Arena Activated Receptor" means an Arena ************** Orphan Receptor that has been constitutively activated by Arena using the Arena Activation Technology.

"Arena Antisense Oligonucleotide" and "Arena Antisense Oligonucleotides" means oligonucleotide(s) designed by or on behalf of Arena to specifically bind with the nucleic acid of a designated Arena ************** Orphan Receptor(s) to inhibit the expression of such Arena ************** Orphan Receptor(s).

"Arena ************** Orphan Receptor" and "Arena ************** Orphan Receptors" means any Orphan Receptor evidencing sequence homology with a


                                       1
                                  CONFIDENTIAL
previously identified ********* receptor discovered, or provided to Fujisawa hereunder, by Arena.

"Arena Library Compounds" means Library Compounds synthesized by Arena prior to the Effective Date or during the term of the Agreement, or obtained by Arena from a Third Party prior to the Effective Date or during the term of this Agreement, excluding: (i) any compound(s) set forth in any Arena patent application(s) filed with the United States Patent & Trademark Office prior to Screening of any Fujisawa Activated Receptor, and/or (ii) any compound(s) licensed by Arena to any Third Party prior to Screening of any Fujisawa Activated Receptor, and/or (iii) any compound(s) that is the subject of any negotiation between Arena and a Third Party prior to Screening of any Fujisawa Activated Receptor.

"Arena Missense Oligonucleotide" and "Arena Missense Oligonucleotide(s)" means oligonucleotide(s) designed by or on behalf of Arena that are the same length and having the same base composition as a corresponding Arena ************** Orphan Receptor(s), but having a different sequence from the corresponding Arena ************** Orphan Receptor(s).

"Arena Patent Rights" means all present and/or future patents (including inventor's certificates) and all present and/or future applications (including provisional applications) therefor throughout the world as the case may be, and substitutions, extensions, reissues, renewals, divisions, continuations, or continuation-in-part thereof or therefor, owned or controlled (either fully or partially) by Arena, or under which Arena may grant licenses or sublicenses, to the extent they are directed to (1) Arena Activation Technology applied to Fujisawa Activated Receptor(s) and/or (2) Arena Activated Receptor(s) and/or (3) Fujisawa Receptor Assay(s) and/or (4) CART Identified Compound and/or (5) Drug Product and/or (6) Screening Assay. It is understood that Fujisawa's exclusive patent right on Fujisawa Library Compound described in the Section 4.1(c) hereof shall be excluded from the scope of Arena Patent Right. A list of Arena Patent Rights shall be attached hereto as APPENDIX B as of the Effective Date and Arena shall update APPENDIX B from time to time during the terms of this Agreement by sending Fujisawa such updated APPENDIX B and also the updated APPENDIX B as of the end of December in each year within one (1) month after such date.

"Back-Up Compound" has the same meaning as set forth in Section 5.2(a) of this Agreement.

"Best Reasonable Commercial Efforts" means efforts to achieve a designated objective, which efforts are based upon reasonably prudent business factors and considerations.

"CART Identified Compound(s)" means a compound, and/or a Derivative of a CART Identified Compound, that has been identified as a modulator of a Fujisawa Activated Receptor provided to Fujisawa by Arena hereunder, provided, however, that for the purposes of this Agreement the following specific compounds shall be excluded from the scope of the CART Identified Compound: ************* ********************* and Derivatives of ********************************** and
any compound to be identified by Fujisawa as a back-up compound of ************* ******************** by providing notice to Arena before completion of Fujisawa Activities described in the Section 2.4.


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                                  CONFIDENTIAL
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"Combination Product(s)" means any product containing both an agent or ingredient which constitutes a CART Identified Compound and one or more other active agents or ingredients which do not constitute CART Identified Compounds.

"Cooperative Efficacy Criteria" has the same meaning as set forth in Section 2.3(c) of this Agreement.

"Derivative" and "Derivatives" of a first compound means a compound having the same core structure as the first compound.

"Developing Receptor Fee" has the same meaning as set forth in Section 3.1 of this Agreement.

"Drug Product" means a therapeutic product comprising a CART Identified
Compound.

"Drug Product Revenue" means an aggregate gross amount of monies received by Fujisawa, Fujisawa's Licensee(s), and/or Affiliates of Fujisawa, for the sale of Drug Product, provided, however, that sales between and among Fujisawa and its Affiliates and Fujisawa's Licensee of Drug Product which are subsequently resold or to be resold by such Affiliates or Fujisawa Licensees shall be excluded from the scope of Drug Product Revenue. In the case of a Combination Product for which the agent or ingredient constituting a CART Identified Compound and each of the other active agents or ingredients not constituting CART Identified Compounds have established market prices when sold separately, Drug Product Revenue shall be determined by multiplying the Drug Product Revenue for each such Combination Product by a fraction, the numerator of which shall be the established market price for the Drug Product(s) contained in the Combination Product and the denominator of which shall be the sum of the established market prices for the CART Identified Compound(s) plus the other active agents or ingredients contained in the Combination Product. When such separate market prices are not established, then the parties shall negotiate in good faith to determine a fair and equitable method of calculating Drug Product Revenue in question.

"Effective Date" means the date first above written in this Agreement.

"Endogenous" means naturally occurring.

"FDA" means the United States Food and Drug Administration.

"Fujisawa" means Fujisawa and its Affiliates.

"Fujisawa Activated Receptor" has the same meaning as set forth in Section 3.1(a) of this Agreement.

"Fujisawa Animal Models(s)" has the same meaning as set forth in Section 2.3(a) of this Agreement.

"Fujisawa Library Compounds" means Library Compounds owned or acquired by Fujisawa or to which Fujisawa has a certain rights including, but not limited to, development, manufacture or commercialization thereof.

"Fujisawa's Licensee(s)" means any person or entity to which Fujisawa has granted sublicenses as referred to in Section 4.1


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                                  CONFIDENTIAL

"Fujisawa Receptor Assay" has the same meaning as set forth in Section 3.1(b) of this Agreement.

"Fujisawa Receptor Information" has the same meaning as set forth in Section 3.1(c) of this Agreement.

"Fujisawa Selected Receptor" has the same meaning as set forth in Section 3.1 of this Agreement.

"G Protein Coupled Receptor" means an Endogenous cell-surface receptor defined by having three (3) intracellular loops, three (3) extracellular loops, an amino terminus and a carboxy terminus.

"Information" has the same meaning as set forth in Section 7.1 of this Agreement.

"Initiation Notice" has the same meaning as set forth in Section 2.6 of this Agreement.

"Investigational New Drug Application" and "IND" each has the same meaning as set forth in 21 C.F.R. Section 312.20, including any and all amendments, modifications or changes as may be made thereto in the future, or the equivalent thereof in any applicable country within the Territory.

"In Vivo Data" has the same meaning as set forth in Section 2.4(b) of this Agreement.

"Library Compounds" means chemical compounds.

"Localization Data" has the same meaning as set forth in Section 2.1(b) of this Agreement.

"Marketing Authorization" means the granting or authorization, by an appropriate governmental agency, to commercialize a pharmaceutical product; by way of example, the FDA is an appropriate governmental agency.

"Measured Response" when used in reference to the phrase "Arena Activated Receptor" means counts per minute based upon use of a radiolabeled tracer.

"Non-Success Data" has the same meaning as set forth in Section 2.4(b)(1) of this Agreement.

"Non-Success Notice" has the same meaning as set forth in Section 2.4(b)(1) of this Agreement.

"Notice" has the same meaning as set forth in Section 13.11 of this Agreement.

"Orphan Receptor" means a G Protein Coupled Receptor that is not constitutively active and for which the Endogenous ligand is not publicly known.

"Phase 3 Clinical Study" has the same meaning as set forth in 21 C.F.R. Section 312.21(c), including any and all amendments, modifications or changes thereto as may be made thereto in the future, or the equivalent thereof, in any applicable country within the Territory.


                                       4
                                  CONFIDENTIAL

"Party" means either Arena or Fujisawa, as the case may be; "Parties" means both Arena and Fujisawa.

"Regulation Data" has the same meaning as set forth in Section 2.1 of this Agreement.

"Regulatory Agency" includes, but is not be limited to, FDA, or similar regulatory bodies in the Territory.

"Screening" means the process of contacting a chemical compound with a Fujisawa Activated Receptor.

"Screening Assay" means an Arena assay approach for Screening that has been validated based upon Successful Screening of a Fujisawa Activated Receptor.

"Screening Terms" has the same definition as set forth in Section 4.2(b) of this Agreement.

"Success Notice" has the same meaning as set forth in Section 2.4(b)(2) of this Agreement.

"Successful Screening" when used in conjunction with the phrase "Fujisawa Selected Receptor" means that the results of the Screening has been positive whereby at least one molecule that has been contacted with the Fujisawa Activated Receptor reduces the Measured Response of the Fujisawa Activated Receptor by at least two (2) standard deviations from the mean response of a screening plate that includes that compound.

"Technical Information" means all information, trade secrets, know-how, methods of manufacture, processes, documents and materials (excluding Fujisawa Activated Receptor(s) and Fujisawa Receptor Assay(s) ), related to Fujisawa Activated Receptor(s) and/or Fujisawa Receptor Assay(s), and other proprietary information, whether patentable or unpatentable, related to Fujisawa Activated Receptor(s) and/or Fujisawa Receptor Assay(s), including but not limited to, improvements, that are owned or possessed by Arena, whether now existing or hereafter developed.

"Technology" means Arena Patent Rights and Technical Information.

"Territory" means the world.

"Third Party" means any person or entity other than Fujisawa, Fujisawa's Licensee(s) and Arena.

"Valid Claim" means a claim which, but for the license granted hereunder, would be infringed by Fujisawa's manufacture, having manufactured, use, having used, sale or having sold of the Drug Product, and which is in an unexpired issued patent included within the Arena Patent Rights which has not been held invalid or unenforceable by a decision of a court of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid by the owner through reissue or disclaimer. If there should be two or more decisions that are conflicting with respect to the invalidity of the same claim, the decision of the higher or highest tribunal shall thereafter control.


                                       5
                                  CONFIDENTIAL

                                   ARTICLE II
                             PRELIMINARY ACTIVITIES
                                       AND
                          TRANSFER OF MATERIAL AND DATA


        2.1 Arena Activities. Subject to the terms and conditions of this Agreement, Arena agrees to use Best Reasonable Commercial Efforts to complete the following within four (4) months of the Effective Date:

               (a) Arena shall select at least eight (8), but not more than twelve (12), Arena ************** Orphan Receptors for evaluation;

               (b) Arena shall determine the ******** and/or ********* localization of each Arena ************** Orphan Receptor selected in accordance with Section 2.1(a) of this Agreement ("Localization Data");

               (c) Arena shall develop at least one (1) Arena Antisense Oligonucleotide and at least one (1) corresponding Arena Missense
Oligonucleotide for each Arena ************** Orphan Receptor that has been localized in accordance with Section 2.1(b) of this Agreement;

               (d) Arena shall evaluate the effect of each Arena Antisense Oligonucleotide and Arena Missense Oligonucleotide developed in accordance with
Section 2.1(c) of this Agreement on the activation of astrocyte and microglia;

               (e) Arena shall determine the expression of each Arena ************** Orphan Receptor selected in accordance with Section 2.1(a) of this Agreement in brain tissue prepared and supplied by Fujisawa from animal model(s) selected by Fujisawa in such manner as separately agreed upon between the Parties in accordance with the terms and conditions of the Material Transfer Agreement ("MTA") attached hereto as EXHIBIT A.

The Parties acknowledge and agree that Arena may, but is not obligated to, determine the regulation of Arena ************** Orphan Receptor(s) in an in vitro model of *** *************************** ("Regulation Data"). The Parties further acknowledge and agree that after the Effective Date, if the Endogenous ligand for any Arena ************** Orphan Receptor is discovered, then such non-orphan receptor shall continue to be treated as an Arena ************** Orphan Receptor for purposes of this Agreement.

        2.2 Material Transfer. For EACH Arena ************** Orphan Receptor that has been localized in accordance with Section 2.1(b) of this Agreement for which at least one (1) Arena Antisense Oligonucleotide has been developed in accordance with Section 2.1(c) of this Agreement, Arena shall transfer to Fujisawa the following in accordance with the terms and conditions of MTA attached hereto as EXHIBIT A which MTA shall form a complete part of this Agreement (The Parties acknowledge and agree that to the extent that any term of the MTA is in conflict with any term of this Agreement, this Agreement in such instances shall control):


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                                  CONFIDENTIAL

               (a) such reasonable quantities of at least one (1) Arena Antisense Oligonucleotide corresponding to each Arena ************** Orphan Receptor as requested by Fujisawa to conduct Fujisawa Activities of Section 2.4; and

               (b) such reasonable quantities of at least one (1) Arena Missense Oligonucleotide corresponding to each Arena Antisense Oligonucleotide of Section 2.2(a) Receptor as requested by Fujisawa to conduct Fujisawa Activities of
Section 2.4; and

               (c) Localization Data and data developed in accordance with
Section 2.1(d); and

               (d) data developed in accordance with Section 2.1(e) indicating the expression in animal model(s) brain tissue for the Arena ************** Orphan Receptor of Section 2.1(a); and

               (e) if developed by Arena, Regulation Data.

The Parties hereto acknowledge and agree that ********************************* ******** for the activities of Section 2.1 of this Agreement and for the transfer of materials under Section 2.2 of this Agreement. Arena agrees that the transfer to Fujisawa under this Section 2.2 shall be accomplished within one (1) month after completion of Arena Activities of Section 2.1.

        2.3 Joint Activities. Subject to the terms and conditions of this Agreement, the Parties jointly agree to cooperate in completing the following within one (1) month of the Effective Date:

               (a) Fujisawa shall provide Arena with a written outline of animal model(s) developed by Fujisawa ("Fujisawa Animal Model(s)") for the in vivo analysis of Arena Antisense Oligonucleotides and the behavioral and/or biological end-points that indicate the efficacy of such Arena Antisense Oligonucleotides in accepted animal models of ************************ *****************;

               (b) Arena shall thereafter provide Fujisawa with comments and/or suggestions as to the written outline provided by Fujisawa in accordance with
Section 2.3(a) of this Agreement;

               (c) the Parties shall thereafter develop a mutually agreed-to set of criteria for establishing the efficacy of the Arena Antisense Oligonucleotides in the Fujisawa Animal Model(s) ("Cooperative Efficacy Criteria"). Such Cooperative Efficacy Criteria shall include the amount of each Arena Antisense Oligonucleotide and Arena Missense Oligonucleotide required by Fujisawa to conduct such in vivo analysis, and shall be attached hereto as EXHIBIT B and shall form a complete part of this Agreement.

        2.4 Fujisawa Activities. Subject to the terms and conditions of this Agreement, Fujisawa agrees to use Best Reasonable Commercial Efforts to complete, per each Arena ************** Orphan Receptor, the following within twelve (12) months of the date that Fujisawa receives all materials to be transferred in accordance with Section 2.2 hereof from Arena; Fujisawa shall provide Arena with quarterly interim status reports for each three (3) month period of the twelve (12) month period:

               (a) For each Arena Antisense Oligonucleotide and its corresponding Arena Missense Oligonucleotide transferred to Fujisawa in accordance with Section 2.2


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                                  CONFIDENTIAL
of this Agreement, Fujisawa shall conduct in vivo analysis thereof with using Fujisawa Animal Model(s) set forth in the Cooperative Efficacy Criteria.

               (b) Within ten (10) days after completion of the in vivo analysis of each Arena Antisense Oligonucleotide ("In Vivo Data"), Fujisawa shall provide Notice to Arena indicating whether such tested Arena Antisense Oligonucleotide has met the Cooperative Efficacy Criteria:

                        (1) Non-Success Notice. In the event that the Arena Antisense Oligonucleotide does not meet the Cooperative Efficacy Criteria, then all data developed by Fujisawa thereon ("Non-Success Data") shall be transferred to Arena within one
                                (1) month of the date of such Non-Success
                                Notice, and all such Non-Success Data shall be owned exclusively, even as to Fujisawa, by Arena.

                        (2) Success Notice. In the event that the Arena Antisense Oligonucleotide meets the Cooperative Efficacy Criteria, then the Parties acknowledge and agree that the provisions of Article III shall automatically begin with respect to the Arena ************** Orphan Receptor corresponding to such Arena Antisense Oligonucleotide.

The Parties hereto acknowledge and agree that no fees shall be paid by Arena to Fujisawa for the activities of Section 2.4(a) of this Agreement or for the transfer of data under Section 2.4(b)(1) of this Agreement.

        2.5 Ownership. Except as provided for in Section 2.6 of this Agreement, the Parties acknowledge and agree that Arena shall exclusively have and exclusively retain full right, title and interest in Arena ************** Orphan Receptor(s); Arena Antisense Oligonucleotide(s); Arena Missense Oligonucleotide(s); Localization Data; Regulation Data; In Vivo Data; and Non-Success Data; provided, however, that either Party may use In Vivo Data and Non-Success Data for research purposes. The Parties further acknowledge and agree that in the event that a Third Party wishes to secure rights to any Arena ************** Orphan Receptor, Arena shall provide Notice to Fujisawa informing Fujisawa of such Third Party interest together with documentation evidencing such Third Party interest; Fujisawa shall thereafter have twenty-one (21) days to provide Notice to Arena as to whether Fujisawa shall exercise the provisions of Section 2.6 of this Agreement. In the event that Arena does provide such Notice to Fujisawa and Fujisawa does not provide Notice to Arena within such twenty-one (21) day period, Fujisawa shall be deemed to have understood the rights of Arena to exercise its ownership interests in and to such Arena ************** Orphan Receptor, and all data related thereto, whether developed by Arena or Fujisawa.

        2.6 Initiation of Collaboration. Fujisawa may at any time prior to completion of the in vivo analysis referred to in Section 2.4 (a) provide Notice to Arena that Fujisawa shall exercise the provisions of Article III with respect to selection of any or all Arena ************** Orphan Receptor(s) ("Initiation Notice"). If such selected Arena ************** Orphan Receptor(s) has not been licensed or obligated by Arena to any Third Party prior to the date of receipt by Arena of such Initiation Notice or Fujisawa provides notice to Arena of such Initiation Notice in accordance with Section 2.5, then the provisions of Article III of this Agreement shall automatically apply with respect to any Arena ************** Orphan Receptor(s) set forth in the Initiation Notice.


                                       8
                                  CONFIDENTIAL

                                   ARTICLE III
                               CART(TM) ACTIVATION
                             OF ARENA **************
                                ORPHAN RECEPTORS


        3.1 Collaboration Initiation; Developing Receptor Fee. Upon selection by Fujisawa of the first Arena ************** Orphan Receptor that is the subject of a Success Notice or Initiation Notice, Fujisawa shall, within one (1) month of such Success Notice or one (1) month of such Initiation Notice, provide to Arena Developing Receptor Fee of Five Hundred Thousand Dollars (US$500,000). (It is understood and agreed between the Parties that Fujisawa is not required to pay such Developing Receptor Fee to Arena in case that Fujisawa does not select any Arena ************** Orphan Receptor). The Developing Receptor Fee shall only be applicable with respect to this Agreement. Upon receipt of such Developing Receptor Fee by Arena, any Arena ************** Orphan Receptor selected by Fujisawa ("Fujisawa Selected Receptor") shall be the subject of an exclusive collaboration between Arena and Fujisawa, as set forth below, and in accordance with terms and conditions of this Agreement (The Parties acknowledge and agree that the maximum amount of Developing Receptor Fee that Fujisawa would be required to make to Arena under this Agreement is Five Hundred Thousand Dollars (US$500,000) irrespective of the number of Fujisawa Selected Receptor.):


               (a) Arena shall apply the Arena Activation Technology, using Best Reasonable Commercial Efforts, to constitutively activate each Fujisawa Selected Receptor ("Fujisawa Activated Receptor").

               (b) For each Fujisawa Activated Receptor, Arena, using Best Reasonable Commercial Efforts, shall establish a corresponding Screening Assay ("Fujisawa Receptor Assay").

               (c) Arena shall use Best Reasonable Commercial Efforts to complete the Section 3.1 (a) and (b) hereof within one (1) month per each Fujisawa Activated Receptor and immediately after completion transfer to Fujisawa EACH Fujisawa Activated Receptor (in the cell line used by Arena to develop the Fujisawa Receptor Assay) and the protocol for its respective Fujisawa Receptor Assay as well as any Technical Information owned or possessed by Arena and necessary for Fujisawa to evaluate the Fujisawa Receptor Assay for its intended purpose (collectively, "Fujisawa Receptor Information"). For each Fujisawa Receptor Information transferred by Arena to Fujisawa, Fujisawa shall have one (1) month from the date of such transfer to evaluate such Fujisawa Receptor Information; at the end of such one month period, Fujisawa shall inform Arena of its decision either to (a) decline to take the Fujisawa Receptor Information and return that Fujisawa Receptor Information to Arena, or (b) make the applicable payment of Section 3.2 of this Agreement.

        3.2 Assay Transfer Fee. Within one (1) month after Fujisawa has informed Arena of its decision to make payment in accordance with Section 3.1 (c) on EACH Fujisawa Receptor Information transferred from Arena in accordance with Section 3.1(c) that is not returned to Arena by Fujisawa, Fujisawa shall provide Arena with an Assay Transfer Fee of ******************************************. Upon
payment of


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                                  CONFIDENTIAL
such Assay Transfer Fee, the exclusive license provisions of Article IV regarding such Fujisawa Receptor Information shall become effective.

        3.3 Transfer of Technical Information. Within forty-five (45) days following receipt by Arena of such Assay Transfer Fee, Arena shall make available to Fujisawa a copy of all additional Technical Information owned or possessed by Arena then.

                                   ARTICLE IV

                           LICENSE AND SCREENING WITH
                           FUJISAWA ACTIVATED RECEPTOR
                         USING FUJISAWA RECEPTOR ASSAY;
                        MAINTENANCE FEE; EXCLUSIVITY FEE

        4.1 Arena License. Upon receipt by Arena of an Assay Transfer Fee in accordance with Section 3.2, Arena grants to Fujisawa, subject to the provisions of Sections 4.3 and 4.4 of this Agreement, the following with respect ONLY to the Fujisawa Receptor Information that is the subject of such Assay Transfer
Fee:

               (a) an exclusive right and license, exclusive even as to Arena, to use, have used, sell, have sold, import, have imported, further develop, improve and otherwise exploit in any manner the Technology, for the purpose of identification of CART Identified Compound(s) and develop, manufacture, have manufactured, promote, market, sell and distribute CART Identified Compound(s) and/or Drug Product(s) in the Territory including the right to sublicense the rights granted to Fujisawa by Arena hereunder,

               (b) in the event that Fujisawa sublicenses any right granted by Arena hereunder, Fujisawa warrants that it shall notify Arena within one (1) month of the effective date of any such sublicense agreement; at all times during the term of this Agreement, Fujisawa shall have an affirmative obligation to make any such payments to Arena that Fujisawa would be required to make to Arena hereunder, irrespective of the financial situation of any such Fujisawa's Licensee(s).

               (c) Fujisawa's Ownership. Fujisawa shall exclusively have and exclusively retain full right, title and interest in any and all preclinical and clinical data as well as the patent right to the inventions and/or discoveries related to the Fujisawa Library Compounds, including, but not limited to, CART Identified Compound and Drug Product, that are Fujisawa Library Compounds.

               (d) Improvements.

                      (1) Fujisawa shall notify Arena, in writing, of any improvement related to Technology except related to CART Identified Compound discovered or developed by Fujisawa and/or Fujisawa Licensee(s) within one (1) month of the discovery or development of such improvement right, title and interest in which shall be retained by Fujisawa.

                      (2) Arena shall notify Fujisawa, in writing, of any improvement discovered or developed by Arena related to Technology within one
(1) month of the discovery or development of such improvement.


                                       10
                                  CONFIDENTIAL

                      (3) The obligations of Sections 4.1(c)(1) and (2) of this Agreement shall be continuing throughout the term of this Agreement. During the term of this Agreement, Fujisawa shall be entitled to use any such improvement in accordance with the provisions of Sections 4.1 (a) and (b) of this Agreement.


                      (4) Subject to Section 4.1 (a) hereof, Arena shall have a royalty-free, non-exclusive right and license to use all improvements of Fujisawa and/or Fujisawa Licensee(s) referred to in Section 4.1(d)(1) hereof and to disclosure and sublicense the same to its licensees, if any.


               (e) Fujisawa and Arena expressly acknowledge and agree that to the extent that Fujisawa is granted the right to sublicense hereunder, Fujisawa shall sublicense such right to Fujisawa's Licensee(s). Except as specifically set forth herein, Fujisawa expressly acknowledges and agrees, on behalf of itself and Fujisawa Licensee, that the Arena Activation Technology shall not otherwise be utilized by Fujisawa or any Fujisawa Licensee, and that any such use is unauthorized and expressly prohibited under the terms of this Agreement.

               (f) Both Parties acknowledge and agree that Arena has exclusive ownership of the Technology.

               (g) ARENA MAKES NO REPRESENTATION THAT ANY FUJISAWA ACTIVATED RECEPTOR OR FUJISAWA RECEPTOR ASSAY TRANSFERRED BY ARENA TO FUJISAWA WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. ARENA MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY FUJISAWA ACTIVATED RECEPTOR OR Fujisawa receptor assaY, AS THE CASE MAY BE.

               (h) The Parties acknowledge and agree that any and all payments to be made by Fujisawa to Arena under this Agreement are to be (i) in United States Dollars and (ii) in full as indicated; provided, however, that any income or other tax which Fujisawa is required to pay or withhold on behalf of Arena with respect to payments payable to Arena hereunder shall be deducted from the amounts of such payments. Fujisawa agrees to reasonably cooperate with Arena in obtaining a foreign tax credit in the U.S. with respect to such payment due to Arena.

        4.2 Screening.

               (a) For EACH Fujisawa Activated Receptor and its corresponding Fujisawa Receptor Assay transferred by Arena to Fujisawa in accordance with
Section 3.1(c), Fujisawa is entitled to conduct Screening of Fujisawa Library Compounds using the Fujisawa Receptor Information, and upon Screening of five thousand (5,000) compounds, Fujisawa shall provide Arena with a Screening Milestone Fee of ************ ******************* within one (1) month of the
Screening of such compounds. When requested by Fujisawa in writing, Arena shall use its Best Reasonable Commercial Efforts to assist Fujisawa in setting-up the Fujisawa Receptor Assays at Fujisawa's facility within the time period(s) requested by Fujisawa.

               (b) Fujisawa may, but is not obligated to, request that Arena conduct Screening of Arena Library Compounds using Fujisawa Receptor Information. In the


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event that such request is made by Fujisawa, the Parties shall enter into discussions to determine mutually agreeable terms and conditions for such Screening by Arena ("Screening Terms"). In the event that Arena declines to conduct such Screening, then the provisions of Section 4. 2(a) of this Agreement shall apply.

        4.3 Maintenance Fee. For EACH Fujisawa Activated Receptor and its corresponding Fujisawa Receptor Assay and Technical Information transferred by Arena to Fujisawa in accordance with Section 3.1(c), Fujisawa shall retain exclusive rights in and to such Fujisawa Activated Receptor and its corresponding Fujisawa Receptor Assay and Technical Information only to the extent that Fujisawa provides Arena with a Maintenance Fee of ************ ************************* before the expiration of three hundred and sixty five
(365) days from the date of such transfer of Fujisawa Activated Receptor and its corresponding Fujisawa Receptor Assay and Technical Information by Arena to Fujisawa ("Transfer Anniversary Date"). The entire portion of the Maintenance Fee shall be credited by Fujisawa against any royalty due to Arena under Article VI of this Agreement.

        4.4 Exclusivity Fee. For EACH Fujisawa Activated Receptor and its corresponding Fujisawa Receptor Assay and Technical Information that Fujisawa has provided to Arena a Maintenance Fee in accordance with Section 4.3, and during the term of this Agreement, Fujisawa shall retain exclusive rights in and to such Fujisawa Activated Receptor and its corresponding Fujisawa Receptor Assay and Technical Information only to the extent that Fujisawa provides Arena with a yearly Exclusivity Fee of ************************************ for a
period of four (4) years, with such Exclusivity Fee being paid by Fujisawa on or before the anniversary date of Transfer Anniversary Date. To the extent that such Exclusivity Fee is not paid by Fujisawa for a period of four (4) years after Transfer Anniversary Date, Fujisawa's exclusive rights in and to such Fujisawa Activated Receptor and its corresponding Fujisawa Receptor Assay shall automatically convert to a non-exclusive rights. In the event that Fujisawa unilaterally decides to convert its exclusive rights in and to any Fujisawa Activated Receptor, and if Arena is able to find an additional partner for such Fujisawa Activated Receptor desirous of obtaining a non-exclusive license to such Fujisawa Activated Receptor, the Parties agree to discuss, in good faith, the reduction of the milestones payments of Article V and the Marketing Fee and royalty of Article VI that pertains to such Fujisawa Activated Receptor. The entire portion of the Exclusivity Fee paid with respect to any Fujisawa Activated Receptor shall be credited by Fujisawa against any royalty due to Arena under Article VI of this Agreement with respect to any Drug Product developed using such Fujisawa Activated Receptor.

                                    ARTICLE V
                              CLINICAL DEVELOPMENT
                           OF CART IDENTIFIED COMPOUND

        5.1 During the term of this Agreement, the following shall apply with respect to EACH Fujisawa Activated Receptor used by Fujisawa, and/or Fujisawa Licensee(s):


               (a) One Time IND Milestone. Upon the filing of the first IND in the Territory for clinical investigation of the first CART Identified Compound identified using such Fujisawa Activated Receptor, Fujisawa shall provide to Arena a One Time IND Milestone of Two Million Dollars (US $2,000,000) within one
(1) month of such filing.



                                       12
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               (b) The Parties acknowledge and agree that the maximum amount that Fujisawa would be required to pay to Arena under the provisions of Section
5.1 of this Agreement for each Fujisawa Activated Receptor would be Two Million Dollars (US$2,000,000) irrespective of the number of CART Identified Compounds identified using such Fujisawa Activated Receptor.


        5.2 During the term of this Agreement, and in addition to any fees due under Section 5.1 of this Agreement, the following shall apply with respect to EACH CART Identified Compound used by Fujisawa, and/or Fujisawa Licensee(s):

               (a) Phase 3 Clinical Study Milestone. Upon the initiation of Phase 3 Clinical Study in the Territory of each CART Identified Compound, Fujisawa shall provide to Arena with a Phase 3 Clinical Study Milestone for each CART Identified Compound of ******************************* within one (1) month of dosing of the first patient in such Phase 3 Clinical Study. The Parties acknowledge and agree that if Fujisawa discontinues Phase 3 clinical development of any CART Identified Compound after the Phase 3 Clinical Study Milestone has been made, then if Fujisawa replaces that particular CART Identified Compound with another CART Identified Compound ("Back-Up Compound") and initiates another Phase 3 Clinical Study using such Back-Up Compound, then Fujisawa shall not be required to make an additional Phase 3 Clinical Study Milestone for such Back-Up Compound.

               (b) Marketing Authorization Milestone. Upon the first filing for Marketing Authorization in the Territory for each CART Identified Compound, Fujisawa shall provide to Arena a Marketing Authorization Milestone for each CART Identified Compound of ********** ********** ********* within one (1) month of such filing. The Parties acknowledge and agree that if Fujisawa fails to receive Marketing Authorization of any CART Identified Compound after the Marketing Authorization Milestone has been made, then if Fujisawa replaces that particular CART Identified Compound with Back-Up Compound and file another Marketing Authorization of such Back-Up Compound, then Fujisawa shall not be required to make an additional Marketing Authorization Milestone for such Back-Up Compound.

               (c) The Parties acknowledge and agree that the maximum amount that Fujisawa would be required to pay to Arena under the provisions of Section
5.2 of this Agreement for each CART Identified Compound would be
******************** *******.

        5.3 Drug Master File. Fujisawa shall be responsible for the preparation and submission of a drug master file with FDA (as set forth in 21 C.F.R Section 314.420(b)), or any similar file required by any Regulatory Agency. Arena shall, upon request by Fujisawa, give all reasonable assistance to Fujisawa to enable Fujisawa to develop, and obtain Marketing Authorization of, CART Identified Compound.

        5.4 NEITHER PARTY MAKES ANY REPRESENTATION TO THE OTHER THAT ANY CART IDENTIFIED COMPOUND WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF


                                       13
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

ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, TO THE OTHER WITH RESPECT TO ANY CART IDENTIFIED COMPOUND.

                                   ARTICLE VI
                              DRUG PRODUCT REVENUE

        6.1 Marketing Fee. For EACH Drug Product that has received Marketing Authorization, Fujisawa shall provide Arena with a Marketing Fee of ********** *********************** within one (1) month of the first sale of such Drug Product anywhere in the Territory.

        6.2 Royalty Payment. For EACH Drug Product that has received Marketing Authorization, Fujisawa shall provide Arena with a royalty payment based on Annual Drug Product Revenue as set forth below; such royalty payment shall be made within three (3) months of December 31 for the Annual period to which the Annual Drug Product Revenue applies:

               (a) In any country within the Territory ("Valid Claim Countries") where there is a Valid Claim under the Arena Patent Rights on such Drug Product, so long as such Valid Claim is effective and for a period of two (2) years thereafter on a country-by-country basis:

                        (1) *************** of the portion of Annual Drug Product Revenue in Valid Claim Countries between ****** and ************; and

                        (2) ************ of the portion of Annual Drug Product Revenue in Valid Claim Countries between *******************************; and

                        (3)     ********************************* of the portion
                                of Annual Drug Product Revenue in Valid Claim Countries between **************** and **************; and

                        (4) *************** of the portion of Annual Drug Product Revenue in Valid Claim Countries above
                                **************.

               (b) In any country within the Territory ("No Valid Claim Countries") where there is (1) no Valid Claim and (2) pending claim under the Arena Patent Rights covering either the manufacture of the Drug Product in such country of the manufacture or the use or sale of the Drug Product in the country of sale until any patent including the Valid Claim has been granted, such pending claim has been abandoned on a country by country basis or twenty (20) years has passed from the Effective Date, whichever occurs first:


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                                  CONFIDENTIAL

                        (1)     *************************** of the portion of
                                Annual Drug Product Revenue in No Valid Claim Countries between *************************; and

                        (2)     ************************** of the portion of
                                Annual Drug Product Revenue in No Valid Claim Countries between
                                *********************************; and

                        (3)     ********************************** of the
                                portion of Annual Drug Product Revenue in No
                                Valid Claim Countries between ************** and ************; and

                        (4) *****************of the portion of Annual Drug Product Revenue in No Valid Claim Countries above **************.

        6.3 Audit. In order to verify the completeness and correctness of Drug Product Revenue, Fujisawa shall maintain up to date books and records and Arena shall each have the right to conduct, through independent Certified Public Accountants, at its own cost and at any reasonable time during business hours, not more often than once each Annual period for not more than three (3) previous years, and upon reasonable prior notice, an audit of the accounting procedures and records of Fujisawa in computing and calculating Royalty Payment for Annual Drug Product Revenue due hereunder. The auditor shall make available to Fujisawa and Arena a report enumerating the period covered by the audit of Drug Product Revenue computed and calculated by the auditor. The costs of such audit shall be borne by Fujisawa in the event that a discrepancy of more than ************* is discovered through such audit.

        6.4 NEITHER PARTY MAKES ANY REPRESENTATION TO THE OTHER THAT ANY DRUG PRODUCT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, TO THE OTHER WITH RESPECT TO ANY DRUG PRODUCT.


                                       15
                                  CONFIDENTIAL

                                   ARTICLE VII
                                 CONFIDENTIALITY

        7.1 Each party shall neither disclose to any Third Party any and all of the information ("Information") disclosed by the other party hereunder and under the Confidential Disclosure Agreement of September 3, 1999 between Arena and Fujisawa, nor permit any such Third Party to have access to such Information, nor use such Information for any purpose other than for purpose of this Agreement, without the prior written consent of the other party.


        7.2 The receiving party's obligations under Article 7.1 hereof shall not apply, with respect to any of such Information to the extent that the receiving party can establish by competent proof that such Information:


               (a) is published, known publicly, or is already in the public domain at the time of receipt of it by the receiving party;


               (b) is published, becomes known publicly or becomes a part of the public domain by publication or otherwise after the time of receipt of it by the receiving party, except by breach of this Agreement by the receiving party;


               (c) is obtained from a third party after the receipt of it by the receiving party, provided, however, that said Third Party has not obtained it directly or indirectly from the disclosing party;


               (d) is in the receiving party's possession on the date of the receipt of it and was not acquired directly or indirectly from the disclosing party; or


               (e) is subsequently developed by the receiving party independent of the information received hereunder, as evidenced by competent written records established by the receiving party.


        7.3 Notwithstanding anything to the contrary in this Agreement, the receiving party shall be entitled to disclose such Information (i) to the extent required by applicable law or court order provided that the receiving party furnishes the disclosing party with written notice of such request, in advance of any such disclosure of the Information or (ii) to a government agency, regulatory authority, clinical research organization, clinical investigator or other third party to whom disclosure is necessary for development of the CART Identified Compound in connection with drug development, approval or registration of the CART Identified Compound and/or Drug Product.


The foregoing obligations of confidentiality shall survive for five (5) years after any termination or expiration of this Agreement. All terms and conditions of Article II, Article III, Article IV, Article V and Article VI of this Agreement are designated CONFIDENTIAL by Arena and Fujisawa.


                                       16
                                  CONFIDENTIAL

                                  ARTICLE VIII
                       PATENT INFRINGEMENT AND ENFORCEMENT

        8.1 Notification of Infringement. Each Party shall promptly provide Notice to the other of any infringement (of which it becomes aware) of the intellectual property rights including patent rights on any Fujisawa Activated Receptor(s) and/or Fujisawa Receptor Assay(s) and/or CART Identified Compound(s) and/or Drug Product(s) by any Third Party and shall provide the other with any available evidence of such infringement of which the Party is aware.

        8.2 Suit for Infringement.


               (a) During the term of this Agreement, Arena shall be responsible for enforcement of the Arena Patent Rights including, but not limited to, the bringing of an action for patent infringement, selection of the forum for such action, and counsel, settlement of any such action, and the costs devoted to such action. Fujisawa agree to provide reasonable assistance except for financial assistance to Arena in the enforcement of Arena Patent Rights and Fujisawa may join such action as initiated by Arena with counsel at its own expense and seek its own damages and other relief. If within ninety (90) days of Fujisawa's giving notice to Arena of a Third Party infringement in the Territory Arena fails to institute the infringement suit that Fujisawa reasonably feels is required, Fujisawa may institute such infringement proceedings against said Third Party at its expense and Fujisawa shall have the right to receive all the amounts payable by said Third Party as a result of such proceedings. And in such case, Fujisawa shall also have the right at any time thereafter to cease paying royalties on *********************of the Royalty Payment of Drug Product so long as infringement exists in the Territory.


               (b) In the event a claim of patent infringement is made against Fujisawa by a Third Party in the Territory by reasons of Fujisawa's commercial activities hereunder, Fujisawa and Arena shall meet to analyze the infringement claim and avoidance of the same. If it is necessary to obtain an appropriate license from such a Third Party, the Parties shall, in negotiating such a license, make every efforts to minimize the amount of license fees and/or royalties payable to such Third Party and (i) in case that such license is related to Arena Activation Technology, Arena shall be responsible for such license fees and/or royalties, (ii) in case that such license is related to Fujisawa Activated Receptor and/or Fujisawa Receptor Assay, Arena shall be responsible for a half amount of such license fees and/or royalties.


                                   ARTICLE IX
                          REPRESENTATION AND WARRANTIES

        9.1 Representations and Warranties of Fujisawa. Fujisawa represents and warrants to Arena as follows:

               (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Fujisawa enforceable in accordance with its terms.

               (b) The execution and delivery of this Agreement and the performance by Fujisawa of its obligations hereunder will not contravene or result in the breach of the Certificate of Incorporation or Bylaws of Fujisawa or result in any material breach or


                                       17
                                  CONFIDENTIAL
violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in any law, rule, regulation, statute, order or decree, to which Fujisawa is a party or by which it or any of its property is subject.

               (c) Fujisawa has the appropriate facilities and personnel and expertise to undertake its designated activities set forth in Article II,
Article IV and Article V.

        9.2 Representations and Warranties of Arena. Arena represents and warrants to Fujisawa as follows:

               (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Arena enforceable in accordance with its terms.

               (b) The execution and delivery of this Agreement and the performance by Arena of its obligations hereunder will not contravene or result in the breach of the Certificate of Incorporation or Bylaws of Arena or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in any law, rule, regulation, statute, order or decree, to which Arena is a party or by which it or any of its property is subject.


               (c) Arena has not received notice of any claim, and as of the Effective Date has no knowledge, that the Arena Activation Technology infringes upon any Third Party's know-how, patent or other intellectual property rights.

               (d) Arena has the appropriate facilities and personnel and expertise to undertake its designated activities set forth in Article II and
Article III.

                                    ARTICLE X
                                    INDEMNITY

        10.1 Indemnification by Fujisawa. Fujisawa will indemnify and hold harmless Arena and its Affiliates, employees, officers, directors, shareholders and agents (an "Arena Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which Arena Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Fujisawa of any agreement, covenant, representation or warranty of Fujisawa obtained in this Agreement, or
(ii) negligence or omission of Fujisawa.

        10.2 Indemnification by Arena. Arena will indemnify and hold harmless Fujisawa and its Affiliates, employees, officers, directors, shareholders and agents (an "Fujisawa Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which Fujisawa Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Arena of any agreement, covenant, representation or warranty of Arena obtained in this Agreement, or
(ii) negligence or omission of Arena.

        10.3 Conditions to Indemnification. The obligations of the indemnifying Party under Sections 10.1 and 10.2 of this Agreement are conditioned upon the prompt Notice to the indemnifying Party of any of the aforementioned suits or claims in writing within


                                       18
                                  CONFIDENTIAL
fifteen (15) days after receipt of notice by the indemnified Party of such suit or claim. The indemnifying Party shall have the right to assume the defense of any such suit or claim unless, in the reasoned judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business, operations or assets of the indemnified party, in which event the indemnified party may participate in the defense of such suit or claim at its sole cost and expense. The provision for indemnification shall be void and there shall be no liability against a party as to any suit or claim for which settlement or compromise or an offer of settlement or compromise is made without the prior consent of the indemnifying Party.


                                   ARTICLE XI
                                   TERMINATION

        11.1 Breach. Failure by either Party to comply with any of its material obligations contained in the Agreement shall entitle the other Party to give Notice to the Party in default specifying the nature of the default and requiring it to cure such default. If such default is not cured within one (1) month after receipt of such Notice, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, to terminate this Agreement and the licenses granted to the breaching Party hereunder with immediate effect by giving notice to such termination. The right of either Party to terminate this Agreement as herein provided shall not be affected in any way by its waiver of, or failure to take action with respect to, any previous default.

In the event that Fujisawa has obtained the right to terminate this Agreement pursuant to this Section 11.1 hereof, Fujisawa shall have an option to alternatively continue this Agreement on the condition that any payments made by Fujisawa to Arena thereafter in accordance with any provisions of this Agreement shall be reduced by *********** ********** without prejudice to Fujisawa's rights to seek any other remedies.

        11.2 Early Termination. Except as otherwise provide under Section 2.5 of this Agreement, Fujisawa may, without prejudice, terminate this Agreement prior to the Non-Success Notice or the first Success Notice and/or the first Initiation Notice by providing termination Notice to Arena

        11.3 Duration of this Agreement.

               (a) This Agreement shall become effective from the Effective Date and continue to be in effect until expiration of Fujisawa's obligation of royalty payment hereunder. Thereafter, all licenses or sublicenses granted hereunder shall become fully paid-up irrecoverable license. Upon written Notice, Fujisawa may also terminate this Agreement without cause on and after notifying Arena of Non-Success Notice and/or the first Success Notice and/or the first Initiation Notice by returning all Arena Patent Rights to Arena.

               (b) Either Party shall be entitled to terminate this Agreement in the event of

                (1) insolvency of the other Party or commencement of bankruptcy proceedings by such Party; or


                                       19
                                  CONFIDENTIAL

                (2) dissolution of the other Party by that Party, or liquidation of such Party by that Party.

               (c) The Parties agree that in the event that Fujisawa sublicenses any of the rights granted to it under this Agreement to a Third Party, such sublicense shall include provisions whereby if such sublicensee(s) becomes insolvent, commences bankruptcy proceedings, dissolves, and/or liquidates its assets, any and all rights granted by Fujisawa to such sublicensee(s) shall automatically revert back to Fujisawa.

        11.4 Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination or expiration, nor shall such termination or expiration relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.


                                   ARTICLE XII
                           RELATIONSHIP OF THE PARTIES

        Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the Parties. All activities by each Party hereunder shall be provided as an independent contractor. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.


                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

        13.1 Limitations on Assignment. Neither this Agreement nor any interest hereunder shall be assignable or transferable by Fujisawa without the prior written consent of Arena, which consent shall not be unreasonably withheld.

        13.2 Further Acts and Instruments. Each Party hereto agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

        13.3 Entire Agreement. This Agreement constitutes and contains the entire agreement of the Parties and supersedes any and all prior negotiations, correspondence, understandings, Letters of Intent and agreements between the Parties respecting the subject matter hereof. This Agreement may be amended or modified or one or more provisions hereof waived only by a written instrument signed by the Parties.

        13.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded.

        13.5 Captions. The captions to this Agreement are for convenience only and are to be of no force or effect in construing and interpreting the provisions of this Agreement.


                                       20
                                  CONFIDENTIAL

        13.6 Force Majeure. Neither Party shall be liable to the other for loss or damages, or have any right to terminate this Agreement for any default or delay, attributable to any act of God, flood, fire, explosion, breakdown or plant strike, lockout, labor dispute, casualty, accident, war, revolution, civil commotion, act of a public enemy, blockage, embargo, injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or subdivision, authority or representative of any government, or any other cause beyond the reasonable control of such Party.

        13.7 No Trade Name or Trademark License.

               (a) No right, express or implied, is granted by this Agreement to Fujisawa, Fujisawa collaborators or Fujisawa's Licensees to use in any manner the name "Arena," "Arena Pharmaceuticals," "CART" or any trade name or trademark of Arena in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that Fujisawa shall have the right to use or disclose the name Arena only to the extent and the manner as may be required by law.

               (b) No right, express or implied, is granted by this Agreement to Arena, Arena collaborators or Arena licensees to use in any manner the name "Fujisawa" or any trade name or trademark of Fujisawa in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that Arena shall have the right to use or disclose the name Fujisawa only to the extent and the manner as may be required by law.

               (c) During the term of this Agreement, the Parties may issue a press release regarding the acceptance of this Agreement by the Parties with prior written consent of the other party on the contents of such release, which consent shall not be unreasonably withheld . (it is not necessary to obtain the consent of the other party for disclosing the information regarding this Agreement which a Party is required by law to disclose).

        13.8 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under applicable federal law of the United States of America and the laws of the State of Illinois, excluding any conflict of law provisions. Each Party hereto hereby voluntarily and irrevocably waives trial by jury in any action or proceeding brought in connection with this Agreement. Each Party hereby expressly waives any and all rights to bring any suit, action or other proceeding in or before any court or tribunal other than the International Chamber of Commerce and covenants that it shall not seek in any manner to resolve any dispute other than as set forth in this Section 13.8 or to challenge or set aside any decision, award or judgment obtained in accordance with the provisions hereof. Each Party hereby expressly waives any and all objections it may have to venue, including, without limitation, the inconvenience of such forum, in any of such courts. In addition, each Party consents to the service of process by personal service or any manner in which notices may be delivered hereunder in accordance with Section 13.11. Each Party hereby voluntarily and irrevocably waives trial by jury in any action or other proceeding brought in connection with this agreement, any of the other transaction documents or any of the transactions contemplated hereby or thereby. The Parties further agree that any dispute resolution initiated by Fujisawa under this Section 13.8 shall take place in San Diego, California (U.S.A.) and that any dispute resolution initiated by Arena under this Section 13.8 shall take place in Chicago, Illinois (U.S.A.).


                                       21
                                  CONFIDENTIAL

        13.9 Expenses. Except as otherwise provided herein, each Party hereto shall bear its legal and other expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

        13.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        13.11 Notice. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon deposit with the United States Post Office registered or certified mail, postage prepaid, or upon deposit with an internationally recognized express courier with proof of delivery, postage prepaid and addressed to the Party to be notified at the address or addresses indicated below, or upon the date of fax transmission of such notice (with proof of such fax transmission established by the sender's fax receipt) using the fax numbers listed below, or at such other address or fax number as such Party may designate by ten (10) days' advance written notice to the other Party with copies to be provided as follows:

               IF TO ARENA, ADDRESSED TO:
                      Arena Pharmaceuticals, Inc.
                      6166 Nancy Ridge Drive
                      San Diego, CA  92121 USA
                      Attention: Jack Lief
                                 President & CEO
                      Fax: (858) 453-7210
                      with a copy to: General Counsel
                      Address: same as above
                      Fax: same as above

               IF TO FUJISAWA, ADDRESSED TO:
                     Fujisawa Pharmaceutical Co., Ltd.
                     1-6, Kashima 2-Chome,
                     Yodogawa-Ku
                     Osaka 532-8514, JAPAN
                     Attention: Executive Director of Research Division

                     Fax: 06-6304-5460
                     with a copy to:        Director, Legal Affairs Division
                     Address :              4-7, Doshomachi
                                            3-Chome, Chuo-Ku
                                            Osaka 541-8514, JAPAN
                     Fax :                  06-6206-7929

        13.12 Surviving Obligations. The following Articles and Sections shall survive any termination or expiration of this Agreement: Article I (Definitions); Article VII (Confidentiality); Article VIII (Patent Infringement and Enforcement); Article IX


                                       22
                                  CONFIDENTIAL

(Representations and Warranties); Article X (Indemnity); and Sections 2.5, 4.1(c), 4.1(f), 5.4, 6.4, 13.1, 13.2, 13.7, 13.8, 13.11 and 13.12.

        WHEREUPON, the Parties have caused this Agreement to be executed by their duly authorized agents, as of the dates listed below.


ARENA PHARMACEUTICALS, INC.                    FUJISAWA PHARMACEUTICAL CO., LTD.
--------------------------------------------------------------------------------

By: /s/ JACK LIEF                           By: /s/ MASANOBU KOHSAKA
   ------------------------------              ---------------------------------
Name: Jack Lief                             Name: Masanobu Kohsaka
Title: President & CEO                      Title: Executive Director

Date: January 17, 2000                      Date: January 24, 2000

--------------------------------------------------------------------------------




                                       23
                                  CONFIDENTIAL

                                   APPENDIX A
                              STATUTORY REFERENCES

                                    ATTACHED




                                      A-1
                                  CONFIDENTIAL

                                   APPENDIX B
                               ARENA PATENT RIGHTS

        ALL OF THE FOLLOWING CASES HAVE BEEN FILED WORLD-WIDE VIA THE PCT*


--------------------------------------------------------------------------------------
    SERIAL NO.                     APPLICATION TITLE                   DATE FILED
                                                                  (REVERSE DATE ORDER)
--------------------------------------------------------------------------------------
   A. 09/417,044       Human Orphan G Protein-Coupled Receptors         10/12/99
--------------------------------------------------------------------------------------
   B. 09/416,760       Non-Endogenous, Constitutively Activated         10/12/99
                           Human G Protein-Coupled Receptors
--------------------------------------------------------------------------------------
   C. 09/364,425        Endogenous, Constitutively Activated G          07/30/99
                               Protein-Coupled Receptors
--------------------------------------------------------------------------------------
   D. 09/170,496       Non-Endogenous, Constitutively Activated         10/13/98
                           Human G Protein-Coupled Receptors
--------------------------------------------------------------------------------------
   E. 09/060,188         A Method of Identifying Modulators of          04/14/98
                        Cell Surface Membrane Receptors Useful
                              in the Treatment of Disease
--------------------------------------------------------------------------------------

PCT NUMBERS

        A.     PCT/US99/23687

        B.     PCT/US99/24065

        C.     PCT/US99/17425

        D.     PCT/US99/23938

        E.     PCT/US98/07496

                      Case E was also filed separately in Japan via the PCT:
                      PCT/US99/23935



                                      A-2
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

                                    EXHIBIT A
                           MATERIAL TRANSFER AGREEMENT





                                      Ex-1
                                  CONFIDENTIAL

                                                                    [ARENA LOGO]


                    NON-ACADEMIC MATERIALS TRANSFER AGREEMENT
                           ARENA PHARMACEUTICALS, INC.

        This MATERIALS TRANSFER AGREEMENT is made as of January ___, 2000 by and between ARENA PHARMACEUTICALS, INC. ("Arena"), and FUJISAWA PHARMACEUTICAL CO., LTD. ("Fujisawa").

        WHEREAS, Arena possesses certain material or materials described on
SCHEDULE 1-(1) hereto (hereinafter, together with any derivatives, components, modifications, products or part thereof, referred to as the "MATERIALS-A"); and Fujisawa possesses certain material or materials described on SCHEDULE 1-(2) hereto (hereinafter referred to as "MATERIALS-F), "MATERIALS-A" and "MATERIALS-F" hereinafter collectively called "MATERIALS",

        WHEREAS, Fujisawa desires to obtain from Arena such MATERIALS-A for the purposes described on SCHEDULE 2-(1) hereto (hereinafter the "PROJECT-A"); and Arena desires to obtain from Fujisawa such MATERIALS-F for the purposes described on SCHEDULE 2-(2) hereto (hereinafter the "PROJECT-F"), "PROJECT-A" and "Project-F" hereinafter collectively called "PROJECTS".

        WHEREAS, Arena is willing to make available to Fujisawa the MATERIALS-A for use in connection with the PROJECT-A, and Fujisawa is willing to make available to Arena the MATERIALS-F for use in connection with the PROJECT-F subject to the following terms and conditions.

        NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. OWNERSHIP. Arena retains all rights and title in and to the MATERIALS-A, subject to the limited right of use granted to Fujisawa herein. Fujisawa retains all rights and title in and to the MATERIALS-F, subject to the limited right of use granted to Arena herein

SECTION 2. USE. Fujisawa agrees that the MATERIALS-A (i) shall be used solely in connection with the PROJECT-A and in accordance with SCHEDULE 2-(1) hereto; (ii) are provided solely for investigational use in laboratory animals and/or in vitro studies but shall not be used in humans; and (iii) shall not be used, directly or indirectly, for commercial purposes and it shall return to Arena the remaining Materials-A, if any, after completion of Fujisawa Activities described in the Section 2.4 of the agreement executed as of the same date of this Agreement between Arena and Fujisawa ("Main Agreement"). Fujisawa specifically agrees that it shall, under no circumstances, seek to determine by any means the sequence of any MATERIALS transferred hereunder, and/or any other associated genetic material. Arena agrees that the MATERIALS-F shall be used solely in connection with the PROJECT-F and in accordance with SCHEDULE 2-(2) hereto and it shall return to Fujisawa the remaining of MATERIALS-F, if any, after completion of Arena Activities described in the Section 2.1 of the Main Agreement

SECTION 3. DISTRIBUTION AND CONTROL. Both Parties agree not to transfer or distribute any of the other party's MATERIALS or any information resulting from the Projects (the


                                      Ex-2
                                  CONFIDENTIAL

"Information") to any third party without the prior written permission of the other party. In addition, both Parties shall allow only employees and agents under its direct control and supervision to have access to the MATERIALS and Information. The MATERIALS-A shall be used only at Fujisawa and MATERIALS-F shall be used only at Arena.

SECTION 4. NO LICENSE. No license is granted under this Agreement by either party to the other either expressly or by implication, except for both parties' right to use the MATERIALS for purposes of each PROJECT.

SECTION 5. INVENTIONS. Any inventions or discoveries related to the MATERIALS provided by the other party, such as a new use of the MATERIALS, shall be owned by the providing party of such MATERIALS. Each Party shall cooperate in assigning any rights it may have in such inventions or discoveries to the other party.

SECTION 6. COMPLIANCE WITH LAW. Both parties agree to comply with all laws, rules and regulations applicable to the use of the MATERIALS and Information. Because all of the MATERIALS' characteristics are not known, both parties acknowledge that the MATERIALS must be used with caution and prudence.

SECTION 7. NO WARRANTY. Each party acknowledges that the Materials are experimental in nature. EACH PARTY MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. EACH PARTY MAKES NO REPRESENTATION THAT THE USE OF THE MATERIALS OR INFORMATION WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON.

SECTION 8. NO AGENCY RELATIONSHIP. Nothing in this Agreement is intended to or shall be construed to establish a relationship of principal and agent between the parties hereto.

SECTION 9. GOVERNING LAW. The validity and interpretation of this Agreement shall be governed by the laws of the State of Illinois, excluding the body of law governing conflicts of law.

SECTION 10. ASSIGNMENT. This Agreement may not be assigned without the prior written permission of the other party.

SECTION 11. COUNTERPARTS. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, bear the signatures of both parties. Each counterpart shall be deemed an original as against any party whose signature appears thereon, but all counterparts hereof shall constitute but one and the same instrument.

SECTION 12. IACUC COMPLIANCE ACKNOWLEDGEMENT. Arena endeavors to comply with applicable regulations and guidelines regarding the care and use of animals in its research activities. If contract activities covered by this Agreement include the use of animals by Fujisawa on behalf of or in conjunction with Arena, the following applies. By signing this Agreement, Fujisawa acknowledges that it has or will possess, prior to initiation of the PROJECT-A, (a) an IACUC protocol applicable to the Project and (b) approval of the Project by Fujisawa's IACUC and, (c) USDA and or AAALAC registration/accreditation or equivalent for Fujisawa located outside the United States.


                                      Ex-3
                                  CONFIDENTIAL

        IN WITNESS THEREOF, Arena and Fujisawa have caused this Agreement to be executed in duplicate by their respective duly authorized officers.



ARENA PHARMACEUTICALS, INC.              FUJISAWA PHARMACEUTICAL CO., LTD.

By: /s/ JACK LIEF                        By: /s/ MASANOBU KOHSAKA
   --------------------------------         ------------------------------------
   Jack Lief                                Name: Masanobu Kohsaka
   President & CEO                          Title: Executive Director
   Arena Pharmaceuticals, Inc.              Fujisawa Pharmaceutical Co., Ltd.
   6166 Nancy Ridge Drive                   4-7 Doshomachi
   San Diego, CA 92121 USA                  3-Chome Chuo-Ku
                                            Osaka 541-8514, JAPAN

Date: January 17, 2000                   Date: January 24, 2000

Approved by Legal:____/init/_____



                                      Ex-4
                                  CONFIDENTIAL

                                   SCHEDULE 1


                            DESCRIPTION OF MATERIALS

(1) MATERIALS-A

        ARENA ANTISENSE OLIGONUCLEOTIDE(s)

        ARENA MISSENSE OLIGONUCLEOTIDE(s)

        LOCALIZATION DATA

        REGULATORY DATA

        ASTROCYTE AND MICROGLIA ACTIVATION DATA

        ARENA ************** ORPHAN RECEPTOR EXPRESSION DATA

(2) MATERIALS-F

        BRAIN TISSUE PREPARED FROM FUJISAWA ANIMAL MODEL(s)



                                      Ex-5
                                  CONFIDENTIAL

                                   SCHEDULE 2

                             DESCRIPTION OF PROJECT

(1) PROJECT-A

    IN VIVO ANALYSIS OF MATERIALS BY FUJISAWA AT FUJISAWA FACILITY.

(2) PROJECT-F

    DETERMINATION OF THE EXPRESSION OF EACH ARENA ************** ORPHAN RECEPTOR SELECTED IN BRAIN TISSUE



                                      Ex-6
                                  CONFIDENTIAL

                                    EXHIBIT B
                          COOPERATIVE EFFICACY CRITERIA



                                      Ex-7
                                  CONFIDENTIAL